                                                                 Exhibit 10.1.10

                                      THE
                                 PITTOCK BLOCK

                                     LEASE

                        Between ALCO INVESTMENT COMPANY,
                            a Washington corporation
                                  ("Landlord")

                                      and

                       ADVANCED TELECOMMUNICATIONS, INC.,
                             a Delaware corporation
                                   ("Tenant")

                                     LEASE

THIS LEASE is made and entered into this 19th day of November, 1999, between ALCO INVESTMENT COMPANY, a Washington corporation ("Landlord"), and ADVANCED TELECOMMUNICATIONS, INC., a Delaware corporation ("Tenant")

1.   BASIC LEASE PROVISIONS
     AND IDENTIFICATION OF
     ADDENDA AND EXHIBITS.

11.  Basic Lease Provisions.     LEASED PREMISES:         See Exhibit B, containing approximately 4,878 square feet of rentable floor area

                                 ADDRESS:                 921 SW Washington Street, Suite 410 Portland Oregon 97205

                                 LEASE TERM:              Ten (10) years

                                 COMMENCEMENT DATE:       January 1, 2000

                                 EXPIRATION DATE:         December 31, 2009

                                 MONTHLY BASE RENT:       Years 1-5:        $7,723.00 per month (see Base Rent Escalation Addendum
                                                                            and Emergency Generator Connection Fee Addendum for
                                                                            additional Monthly Base Rent payments)

                                                          Years 6-10:       adjusted to market rental rate of the Building pursuant
                                                                            to Market Rental Adjustment Addendum attached hereto

                                 APPLICABLE PERCENTAGE:   One and nine tenths of one percent (1.9%) (see Subsection 4.2(a))

                                 PERMITTED USES:          Location and operation of telecommunications equipment and general offices.

                                 TENANTS REPRESENTATIVE:  Satish Tiwari

                                 BROKER:                  Alco Properties

                                 ADDENDA:                 BASE RENT ESCALATION, MARKET RENTAL ADJUSTMENT, COOLING TOWER CONNECTION
                                                          FEE, ELECTRICAL CONNECTION FEE, EMERGENCY GENERATOR CONNECTION FEE,
                                                          CONNECTIVITY RIGHT, RULES AND REGULATIONS

1.2  Identification of           The exhibits and addenda, if any, identified in
     Exhibits and Addenda.       and attached to this Lease are incorporated in
                                 this Lease by reference.

2.   LEASED PREMISES.

2.1  Leased Premises.            Landlord hereby leases to Tenant, and Tenant
                                 hereby accepts from Landlord, subject to and with the benefit of the terms and provisions of this Lease, the Leased Premises located in the improvements which are located on the real property described in Exhibit A and depicted in Exhibit B. The real property and improvements are hereinafter referred to as the "Building".


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2.2  Tenant Improvements         Tenant accepts the Leased Premises in "as is"
     Provisions.                 condition.

3.   TERM.                       This Lease shall be for a term ("Term") which
                                 commences on the Commencement Date and expires on the Expiration Date. The "Commencement Date" shall be the date listed in Section 1.1.

4.   RENT AND OTHER CHARGES.

4.1  Monthly Base Rent.          Commencing on the Commencement Date, Tenant
                                 shall pay to Landlord, without notice or demand and without any set-off or deduction whatsoever, the monthly sums set forth in Subsection 1.1 above (the "Monthly Base Rent") which tenant shall pay in advance on or before the first day of each calendar month of the Term. If the Term commences on a day other than the first day of a calendar month, the Monthly
                                 Base Rent for such month shall be a prorated portion of the Monthly Base Rent, based upon a thirty (30) day month.

4.2  Other Charges.              In addition to the Monthly Base Rent, Tenant
                                 shall pay to Landlord in the manner' provided in Subsection 4.2(b), Tenant's share of the Insurance and Taxes described in Subsection
                                 4.2(a) (hereinafter together called "Other
                                 Charges").

     (a)  Other Charges.              (i) Tenant shall pay to Landlord Tenant's
                                 share of the Insurance and Taxes of the
                                 Building for each Lease Year, or portion thereof, during the Term. Tenant's share shall be equal to the Applicable Percentage, multiplied by the amount of the total Insurance and Taxes during each Lease Year. The term "Insurance" means the total cost and expense for Insurance of the Building, including but not limited to, the fire and extended coverage insurance (with an earthquake endorsement); public liability and property damage insurance; and rent insurance.

                                     (ii) The term "Taxes" means taxes on real
                                 property and personal property, including all tenant improvements which are paid for by Landlord and not reimbursed by tenants, and taxes on property of tenants of the Building which have not been paid by such tenants directly to the taxing authority; charges and assessments levied with respect to the Building, any improvements, fixtures and equipment, and all other property of Landlord, real or personal, used directly in the operation of the Building, and located in or on the Building; and any taxes levied or assessed in addition to or in lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Building or rents collected, but excluding any federal or state income tax or franchise tax.

     (b)  Payment of Other       Prior to the first day of each Lease Year of
          Charges.               the Term (or as soon thereafter as such
                                 information becomes available) Landlord will notify Tenant in writing of Landlord's estimate of Tenant's share of the Other Charges due for the next Lease Year. Landlord's estimate shall be based upon the actual amount of the Other
                                 Charges for the immediately preceding Lease
                                 Year and Landlord's estimate of Other Charges for the next Lease Year. Tenant shall pay the estimated Tenant's share in advance in twelve
                                 (12) equal monthly installments on


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                                 the first day of each month of such year.
                                 Within thirty (30) days after the end of each Lease Year, Landlord will compute Tenant's share for such Lease Year based upon the actual amount of the Other Charges for that Lease Year, and if the total amount paid by Tenant for such Lease Year is less than the actual amount of Tenant's share for such Lease Years, Tenant shall pay Landlord any deficiency. If the total amount paid by Tenant for such Lease Year exceeds the actual amount of Tenant's share, Landlord shall credit such excess to the next monthly payments of Other Charges which thereafter come due. If the Term commences at a time other than the beginning of a Lease Year, Tenant shall pay the estimate of Tenant's share for the portion remaining of the Lease Year based upon the number of days of the Term in such Lease Year. If this Lease expires at a time other than the expiration date of a Lease Year, Tenant shall be obligated to pay immediately any deficiencies which shall be computed at the expiration of that Lease Year. If the estimated amount Tenant has paid for that Lease Year exceeds the actual amount of Tenant's share, Landlord shall refund such excess to Tenant. If at any time during a Lease Year the amount of the Other Charges increases over the estimated amount, Landlord may, at its election, adjust the amount of monthly estimated installments due during the balance of that Lease Year to reflect such increase. Any increased payments required to be made pursuant to this Subsection shall be made within thirty (30) days after Landlord has notified Tenant thereof. Tenant's obligations under this Subsection shall survive the expiration or termination of this Lease.

4.3  Late Charges.               If Tenant fails to pay when the same is due and
                                 payable, any Monthly Base Rent or any
                                 additional rent, such unpaid amounts shall bear interest at the rate of eighteen percent (18%) per annum from the date due to the date of payment, but in no event in excess of the maximum rate, if any, permitted by applicable law. In addition to such interest, if any Monthly Base Rent installment is not received by Landlord from Tenant by the tenth (10th) day of the month for which such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of each installment.

5.   PERSONAL PROPERTY TAXES.    Tenant shall pay, or cause to be paid, before
                                 delinquency, any and all taxes levied or assessed during the Term upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Leased Premises.

6.   LICENSES AND TAXES.         Tenant shall be liable for, and shall pay
                                 throughout the Term, all license and excise fees and business and occupation taxes covering the business conducted on the Leased Premises.
                                 If any governmental authority or unit under any present or future law effective at any time during the Term hereof shall in any manner levy a tax on rents payable under this Lease or rents accruing from use of the Leased Premises or a tax in any form against Landlord because of or measured by income derived from the leasing or rental of such property, such tax shall be paid by Tenant, either directly or through Landlord. Upon Tenant's failure to pay such amounts, Landlord shall have the same remedies as for failure to pay rent. Tenant shall not be liable to pay any net income tax imposed on Landlord.


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7.   USE.

7.1  Permitted Uses.             Tenant shall not use or permit or suffer the
                                 use of the Leased Premises for any business or purpose other than set forth in Subsection 1.1 above. Tenant shall not do or permit anything to be done in or about the Leased Premises or bring or keep anything therein which will in any way increase the existing rate or premiums of, or affect any, fire or other insurance upon the Leased Premises or the Building, or cause a cancellation of any insurance policy covering the Leased Premises or the Building or any part thereof or any of its contents. Tenant shall not do or permit or suffer anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenants or occupants in the Building.
                                 Tenant shall, at its sole cost and expense, promptly comply with all local, state or federal laws.

7.2  Hazardous Waste and         Tenant shall not dispose of or otherwise allow
     Materials.                  the release of any hazardous waste or materials
                                 in, on or under the Leased Premises, or any adjacent property, or in any improvements placed on the Leased Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Leased Premises of any hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Leased Premises or any adjacent property, or incorporated in any improvements, at Tenant's expense.

                                 Tenant shall not allow smoke of any kind in the Leased Premises, including but not limited to, smoke from cigarettes, pipes and cigars unless Tenant provides, at Tenant's sole expense, an air supply and exhaust system which is one hundred percent separated from the Building air system shared with other tenants.

                                 After notice to Tenant and a reasonable
                                 opportunity for Tenant to effect such
                                 compliance, Landlord may, but is not obligated to, enter upon the Leased Premises and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Premises; provided, however, that Landlord shall not be obligated to give Tenant notice and an opportunity to effect such compliance if (1) such delay might result in material adverse harm to Landlord or the Leased Premises, (2) Tenant has already had actual knowledge of the situation and a reasonable opportunity to effect such compliance, or (3) an emergency exists. Whether or not Tenant has actual knowledge of the release of hazardous waste or materials on the Premises or any adjacent property as the result of Tenant's use of the Leased Premises, Tenant shall reimburse Landlord for the full amount of all costs and expenses incurred by


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                                 Landlord in connection with such compliance
                                 activities, and such obligation shall continue even after the termination of this Lease. Tenant shall notify Landlord immediately of any release of any hazardous waste or materials on the Leased Premises.

                                 Tenant agrees to indemnify and hold Landlord harmless against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitations, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Landlord or the Premises by reason of, or in connection with (1) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (2) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

                                 Tenant acknowledges that the Premises may contain asbestos materials, and Tenant accepts the Premises and the Building notwithstanding such materials. If Landlord is required by any statute, regulation, order, decree, judgment, or other law to take any action to remove or abate the asbestos materials, or if Landlord deems it necessary to conduct special maintenance or testing procedures with regard to the asbestos materials, or to remove or abate such asbestos material, Landlord may take such action or conduct such procedures at times and in a manner that Landlord deems appropriate under the circumstances, and Tenant shall permit the same.

8.   ALTERATIONS.                Tenant shall not make any alterations,
                                 additions, or improvements in or to the Leased
                                 Premises without the prior written consent of Landlord, which consent may be subject to such conditions as Landlord may deem appropriate but which consent shall not be unreasonably withheld or delayed. Landlord shall use its best efforts to expedite review and approval of Tenant's alteration plans when Tenant's schedule requires expedited review. Except as otherwise expressly provided in the Tenant
                                 Improvements Provisions, any such alterations, additions or improvements consented to by Landlord shall be made at Tenant's sole cost and expense. Tenant shall secure any and all governmental permits, approvals or authorizations required in connection with any such work, and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorneys' fees) and any and all liens resulting therefrom. All alterations, additions and improvements (and expressly including all light fixtures and floor coverings), except trade fixtures and other equipment which do not become a part of the Leased Premises, shall immediately become the property of Landlord without any obligation to pay therefore. Upon the expiration or sooner termination of the Term, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the Term, at Tenant's sole cost and expense forthwith remove any trade fixtures of Tenant designated by Landlord to be removed, but not alterations, additions or improvements made by Tenant, and Tenant shall forthwith at its sole cost and expense, repair any damage to the Leased
                                 Premises caused by such removal of trade fixtures.


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9.   MAINTENANCE, REPAIRS AND
     SERVICES.

9.1  Maintenance and Repairs     Landlord shall repair and maintain in good
     by Landlord.                order and condition the public and common areas
                                 of the Building, including lobbies, stairs, elevators, corridors, restrooms, windows, mechanical, plumbing and electrical equipment and the structure itself. However, if such maintenance and repair becomes necessary in whole or in part due to the act, neglect, fault or omission of any duty by Tenant, its employees, agents, licensees, customers, guests or invitees, or due to damage caused by actual or attempted breaking and entering of the Leased Premises or other unauthorized entry of the Leased Premises, such maintenance and repair shall be undertaken by Landlord at Tenant's expense. There shall be no abatement of rent and no liability of Landlord by reason of any interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Leased Premises, the Building, or to fixtures, appurtenances and equipment therein so long as Landlord is making reasonable good faith efforts to minimize such interference.

9.2  Maintenance and Repairs     Tenant by occupying the Leased Premises accepts
     by Tenant.                  same as being in good and tenantable condition
                                 in accordance with Landlord's obligations.
                                 Tenant shall at Tenant's sole expense keep the Leased Premises and all interior partitions, door surfaces, fixtures, equipment and appurtenances (including lighting and plumbing fixtures) in good and sanitary condition and repair, ordinary wear and tear excepted;
                                 provided, however, with respect to such items that are shared with other tenants of the Building, Tenant shall pay its pro-rata share of such expenses. Tenant shall at the expiration or termination of the Term surrender to Landlord the Leased Premises and all alterations, additions and improvements in the same condition as when received, ordinary wear and tear excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, or repair the Leased Premises or any part thereof, except as specifically set forth in this Lease. Tenant also acknowledges that Landlord has made no representations or warranties respecting the condition of the Leased Premises or the Building, except as specifically set forth in this Lease. If any standard or regulation is imposed on Landlord or Tenant by any federal, state or local governmental or quasi-governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations with respect to the Leased Premises.

9.3  Failure to Maintain.        If Tenant fails to keep and preserve the Leased
                                 Premises as set forth in Subsection 9.2 above, Landlord may, at its option, put or cause the same to be put in the condition and state of repair agreed upon, and in such case, upon receipt of written statements from Landlord, Tenant shall promptly pay the entire cost thereof. Landlord shall have the right, without liability, to enter the Leased Premises for the purpose of making such repairs upon the failure of Tenant to do so with fifteen (15) days' notice to Tenant, unless Landlord deems entry necessary without notice due to an emergency.


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9.4  Surrender of Leased         At the expiration or sooner termination of this
     Premises.                   Lease, Tenant shall return the Leased Premises
                                 to Landlord in the same condition in which received (or, if altered by Landlord or by Tenant with the Landlord's consent, then the Leased Premises shall be returned in such altered condition), reasonable wear and tear excepted. Tenant shall remove all trade fixtures, appliances and equipment which do not become a part of the Leased Premises and shall restore the Leased Premises to the condition they were in prior to the installation of such items, reasonable wear and tear excepted.

9.5  Services.                   Landlord shall furnish the Leased Premises
                                 with:

                                      (a) Cooling tower water pursuant to the
                                 attached Cooling Tower Connection Fee Addendum;

                                      (b) Electrical service pursuant to the
                                 attached Electrical Connection Fee Addendum;
                                 and

                                      (c) Emergency generator service pursuant
                                 to the attached Emergency Generator Fee
                                 Addendum.

9.6  Landlord's Duties.          Landlord shall not be in default under this
                                 Lease or liable for any damages resulting from or incidental to, nor shall it be an actual or constructive eviction of the Tenant, nor shall the rent be abated by reason of:

                                      (a) The interruption of use of any
                                 equipment in connection with the furnishing of any of the services described in this Section 9;

                                      (b) Failure to furnish or delay in
                                 furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord, including the making of necessary repairs or improvements to the Leased Premises or to the Building/systems;

                                      (c) Any limitation, curtailment, rationing
                                 restrictions on the use of electricity, water, gas or other form of energy serving the Leased Premises or the Building; or

                                      (d) Failure to make any repair or to
                                 perform any maintenance, unless such failure shall persist for an unreasonable time after written notice of the need for such repair or maintenance is given to Landlord by Tenant.

                                 Landlord shall use its commercially best efforts to remedy any interruption in the furnishing of such services.

9.7   Governmental               Any other provisions of this Section 9
      Regulations.               notwithstanding, if any governmental agency or
                                 utility supplier imposes any regulations, controls, conditions, or other restrictions upon Landlord, Tenant, or the Building, which require or make desirable a change in the services provided by Landlord under this Lease or the lighting or equipment used by Tenant on the Leased Premises, Landlord may comply and may require Tenant to comply with such regulations, controls, conditions or restrictions without Landlord being in default under this


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                                 Lease or liable for any damages to Tenant and
                                 without said actions constituting an actual or constructive eviction of Tenant or entitling Tenant to any abatement of rent, providing that Tenant is able to conduct its ordinary and customary business in the Leased Premises. Without limiting the generality of the foregoing, it shall specifically include curtailment, rationing, or restrictions on the use of electricity and other sources of power, and recommended or mandated changes in temperatures to be maintained in the Building or Leased Premises.

9.8  Electricity Use.            Tenant shall pay for the cost of furnishing the
                                 Leased Premises with metered electrical service from Landlord's Electrical Service Gear pursuant to the attached Electrical Connection
                                 Fee Addendum. Tenant shall reimburse Landlord for all electrical energy used in the Leased
                                 Premises. In no event shall the Tenant's use of electricity exceed the capacity of existing feeders to the Building or the risers or wiring installation, and the Landlord may prohibit the use of any electrical equipment which in the Landlord's opinion will overload such wiring or interfere with the use thereof by other tenants in the Building. If Landlord consents to the use of equipment requiring such changes, Tenant shall pay the cost of installing any additional risers, panels or other facilities that may be necessary to furnish energy to the Leased
                                 Premises.

9.9  Conservation.               Tenant shall use its best efforts to recycle
                                 its waste and to conserve heat, air
                                 conditioning, electricity and water usage on the Leased Premises.

10.  LIENS AND ENCUMBRANCES.     Tenant shall keep the Leased Premises and the
                                 Building, free from any liens or encumbrances arising out of any work performed, materials furnished or obligations incurred by Tenant, and shall indemnify and hold Landlord harmless from any and all costs, liability or expenses
                                 (including attorneys' fees) arising therefrom.

11.  ASSIGNMENT AND              Tenant shall not assign, transfer, mortgage,
     SUBLETTING.                 pledge, hypothecate or encumber this Lease or
                                 any interest therein, nor sublet the whole or any part of the Leased Premises, nor shall this Lease or any interest hereunder be assignable or transferable by operation of law or by any process or proceeding of any court, or otherwise without the consent of Landlord.
                                 Landlord reserves the right to refuse to give such consent if in Landlord's reasonable business judgment the quality of business experience or the financial worth of the proposed new tenant is less than that of Tenant. For the purposes hereof, if Tenant is a partnership, a transfer of a general partner's interests in a partnership shall be deemed an assignment. For the purposes hereof, a consolidation or merger of Tenant (or if Tenant is a partnership, one or more of whose partners is a corporation, then of such corporation(s), or a change in more than fifty percent (50%) of the issued and outstanding voting or non-voting stock of Tenant (or if Tenant is a partnership, one or more of whose partners is a corporation, then of such corporation(s) shall be deemed as assignment. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' fees incurred in conjunction with the proceeding and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of fee ownership or


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                                 hypothecation of this Lease or Tenant's
                                 interest in the Leased Premises.

12.  INSURANCE AND INDEMNITY.

12.1 Indemnification.            Landlord shall not be liable for injury to any
                                 person, or for the loss of or damage to any property (including property of Tenant) occurring in or about the Leased Premises from any cause whatsoever, except for Landlord's negligent acts or willful misconduct. Tenant hereby indemnifies and holds Landlord harmless from and against and agrees to defend Landlord against any and all claims, charges, liabilities, obligations, penalties, damages, costs and expenses (including attorneys' fees) arising, claimed, charged or incurred against or by Landlord from any matter or thing arising from Tenant's use of the Leased Premises, the conduct of its business or from any activity, work or other things done, permitted or suffered by the Tenant in or about the Leased
                                 Premises, and Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part or to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of such claim; Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The indemnification provided for in this paragraph with respect to any acts or omissions during the term of this Lease shall survive any termination or expiration of this Lease. Landlord shall not be liable for interference with light or air or view or for any latent defect in the Leased Premises.
                                 Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Leased Premises. In the event of concurrent negligence of Tenant, its agents, employees, sublessees, invitees, licensees or contractors on the one hand, and that of Landlord, its partners, directors, officers, agents, employees, or contractors on the other hand, which concurrent negligence results in the injury or damage to persons or property and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Leased
                                 Premises, common areas or buildings, Tenant's obligation to indemnify Landlord as set forth in this Section shall be limited to the extent of Tenant's negligence, and that of its agents, employees, sublessees, invitees, licensees or contractors, including Tenant's proportional share of costs, including attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage. Tenant and Landlord further agree that this indemnification provision has been specifically negotiated and agreed to the parties hereto. Any indemnification of Landlord provided for in this Lease shall include Landlord and its property manager and their officers, employees and agents.

12.2 Insurance.                  During the entire Term of this lease Tenant
                                 shall, at its expense, maintain adequate liability insurance with a reputable insurance company or companies with a combined single limit of $1,000,000 for personal injuries or property damage, to indemnify both
                                 Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord shall be named as one of the insureds and shall be furnished with a certificate of such insurance, which shall bear an endorsement that the same shall not be canceled except upon not less than twenty (20) days' prior written notice to Landlord. Tenant shall also at its own expense maintain, during the Term, all-risk insurance covering its furniture, fixtures, equipment and inventory in an amount equal to the replacement cost thereof, and insurance covering all plate glass and other glass on the Leased Premises. Tenant shall provide Landlord with copies of the policies of insurance or certificates thereof.

12.3 Increase in Insurance       Tenant shall not keep, use, sell or offer for
     Premium.                    sale in or upon the Leased Premises any article
                                 which may be prohibited by the standard form of fire insurance policies. Tenant shall pay any increase in premium for casualty and fire
                                 (including extended coverage) insurance that may be charged during the Term on the amount of such insurance which may be carried by Landlord on the Leased Premises or the Building, resulting from Tenant's occupancy or from the type of property which Tenant stores on the Leased Premises, whether or not Landlord has consented thereto. In such event, Tenant shall also pay any additional premium on the insurance policy that Landlord may carry for its protection against rent loss through fire or casualty.

12.4 Waiver of Subrogation.      Landlord and Tenant hereby mutually release
                                 each other from liability and waive all right of recovery against each other, their agents or employees, for any loss in or about the Leased
                                 Premises, from perils insured against under their respective fire and all-risk insurance contracts, including any extended coverage endorsements thereof, whether due to negligence or any other cause; provided that this subsection shall be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Landlord or Tenant.

13.  EMINENT DOMAIN.

13.1 Taking.                     If all or part of the Leased Premises are taken
                                 by the power of eminent domain exercised by any governmental or quasi-governmental authority, this Lease shall terminate as of the date
                                 Tenant is required to vacate the Leased
                                 Premises and all Monthly Base Rent and other rentals and charges due hereunder shall be paid to that date. The term "eminent domain" shall include the taking or damaging of property by, through or under any governmental or quasi-governmental authority, and any purchase or acquisition in lieu thereof, whether or not the damaging or taking is by government or any other person. If part of the Building is taken or appropriated but no portion of the Leased
                                 Premises is taken or appropriated, this Lease may, at the option of the Landlord, be terminated by written notice given to the Tenant not more than thirty (30) days after Landlord receives notice of the taking or appropriation. If part of the Building is taken or appropriated but no portion of the Leased
                                 Premises is taken or appropriated and if such taking or appropriation has a material adverse affect on Tenant's business this Lease may, at the option of Tenant, be terminated by written notice given to Landlord within sixty (60) days of receipt of notice by Tenant of such proposed taking. Such terminations shall be effective as of the date when the Landlord or its tenants are required to vacate the portion of the Building so taken.

13.2 Damages.                    Landlord reserves all rights to the entire
                                 damage award or payment for any taking by eminent domain, and Tenant shall make no claim whatsoever against Landlord for damages. Tenant hereby grants and assigns to Landlord any right
                                 Tenant may now have or hereafter acquire to such damages to which Landlord is entitled under this Subsection 13.2 and agrees to execute and deliver such further instruments of assignment thereof as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant for damages on account of any loss incurred by Tenant in removing Tenant's merchandise, furniture, trade fixtures and equipment or for damage to Tenant's business;
                                 provided, however, the Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not as part of landlord's damages.

14.  TENANT'S DEFAULT.

14.1 Default.                    After ten (10) days' prior written notice to
                                 Tenant, Landlord may at its option pay any amounts which Tenant is obligated to pay to third parties pursuant to this Lease, in which event Tenant shall pay Landlord upon demand.
                                 All amounts in addition to Monthly Base Rent which Tenant is required to pay under this Lease shall be considered "additional rent."
                                 The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

          (a)  Abandoning the    The abandonment of the Leased Premises by
               Leased Premises   Tenant or the failure of Tenant to be open for
                                 business (except in the event of damage or destruction to the Leased Premises which prevents Tenant from conducting any business thereon or damage to the Leased Premises beyond
                                 Tenant's reasonable control) for more than five
                                 (5) business days.


          (b)  Failure to Pay    The failure by Tenant to make any payment of
               Rent.             Monthly Base Rent, additional rent, or any
                                 other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.


          (c)  Failure to        The failure by Tenant to observe or perform any
               Perform.          of the covenants, conditions or provisions of
                                 this Lease to be observed or performed by the Tenant, other than described in Subsection 14.1
                                 (b) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

          (d)  Bankruptcy.       The making by Tenant of any general assignment
                                 or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days of filing); or the appointment of a trustee or a receiver to the possession of substantially all of Tenant's assets located at or operated from the Leased
                                 Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty
                                 (30) days after appointment of such trustee or receiver, or the filing of the petition for the appointment of the same, whichever shall first occur.

14.2 Remedies in Default.        In the event of any such default or breach by
                                 Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

          (a)  Terminate         Terminate Tenant's right to possession of the
               Lease.            Leased Premises by any lawful means, in which
                                 case this Lease shall terminate and Tenant shall immediately surrender possession of the Leased Premises to Landlord. In such event
                                 Landlord shall be entitled to recover from the Tenant all past due rents to the date of award by the court having jurisdiction thereof; the expenses of reletting the Leased Premises, including necessary renovation and alteration of the Leased Premises and reasonable attorneys' fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent called for herein for the balance of the Term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired Term of this Lease.
                                 Unpaid installments of rent or other sums shall bear interest from the date due at the rate provided in Subsection 4.3; or

          (b)  Continue the      Maintain Tenant's right to possession, in which
               Lease.            case this Lease shall continue in effect
                                 whether or not Tenant shall have abandoned the Leased Premises. In such event Landlord shall be entitled to enforce all Landlord's rights and remedies under this Lease, including the right to recover the Monthly Base Rent and additional rent as may become due hereunder but Landlord shall also be required to mitigate its damages by seeking to re-let the Leased
                                 Premises; or

          (c)  Other Remedies.   Pursue any other remedy now or hereafter
                                 available to Landlord under the laws or
                                 judicial decisions of the State of Oregon.

14.3 Legal Expenses.             If either party is required to bring or
                                 maintain any action (including assertion of any counterclaim or cross-claim, or claim in a proceeding in bankruptcy, receivership or any other proceeding instituted by a party hereto or by others), or otherwise refers this Lease to an attorney for the enforcement of any of the covenants, terms or conditions of this Lease, the prevailing party in such action shall, in addition to all other payments required herein, receive from the other all the costs incurred by the prevailing party including reasonable attorneys' fees which the prevailing party incurred at trial and/or on any appeal.

14.4 Remedies Cumulative -       Landlord's remedies hereunder are cumulative
     Waiver.                     and the Landlord's exercise of any right or
                                 remedy due to a default or breach by Tenant shall not be deemed a waiver of, or to alter, affect or prejudice any right or remedy which Landlord may have under this Lease or by law.
                                 Neither the acceptance of rent nor any other acts or omission of Landlord at any time or times after the happening of any event authorizing the cancellation or forfeiture of this Lease, shall operate a waiver of any past or future violation, breach or failure to keep or perform any covenant, agreement, term or condition hereof or to deprive Landlord of its right to cancel or forfeit this Lease, upon the written notice provided for herein, at any time that cause for cancellation or forfeiture may exist, or be construed so as at any time to stop Landlord from promptly exercising any other option, right or remedy that it may have under any term or provision of this Lease, at law or in equity.

15.  DEFAULT BY LANDLORD.        Landlord shall not be in default unless
                                 Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust covering the Leased Premises which describes the default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Tenant shall provide the holder of the mortgage or deed of trust with notice and time to cure as provided in Subsection 17.3.

16.  DAMAGE OR DESTRUCTION.

16.1 Damage and Repair.          In case of damage to the Leased Premises or the
                                 Building by fire or other casualty, Tenant shall give immediate notice to Landlord. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the sixtieth
                                 (60th) day following the damage, give tenant a notice of election to terminate this Lease. In the event of such an election this Lease shall be deemed to terminate on the third (3rd) day after the giving of said notice, and Tenant shall surrender possession of the Leased
                                 Premises within a reasonable time thereafter, and the Monthly Base Rent shall be apportioned as of the date of said surrender and any rent paid for any period beyond said date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of such replacement value of the Building and insurance proceeds sufficient for restoration are available, or if despite the cost Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Leased Premises (to the extent of improvements to the Leased Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond
                                 Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as herein provided. To the extent that the

                                 Premises are rendered untenantable, the rent shall proportionately abate, except in the event such damage resulted or was contributed to directly or indirectly from the act, fault or neglect of Tenant, Tenant's officers, contractors, agents, employees, invitees or licensees, in which event rent shall abate only to the extent Landlord receives proceeds from Landlord's rental income Insurance policy to compensate Landlord for loss of rent.

16.2 Destruction During Last     In case the Building shall be substantially
     Year of Term.               destroyed by fire or other cause at any time
                                 during the last twenty-four (24) calendar months of the Term or of any extensions or renewals thereof, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within sixty (60) days of the date of such destruction.

16.3 Business Interruption.      No damages, compensation or claim shall be
                                 payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Leased
                                 Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly.

16.4 Tenant Improvements.        Landlord will not carry insurance of any kind
                                 on any improvements paid for by Tenant or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

16.5 Express Agreement.          The provisions of this Section shall be
                                 considered an express agreement governing any case of damage or destruction of the Building or Leased Premises by fire or other casualty.

17.  SUBORDINATION AND
     ATTORNMENT: MORTGAGEE
     PROTECTION.

17.1 Subordination.              This Lease shall be subordinate to any existing
                                 or future mortgages or deeds of trust on the Building or on the leasehold interest held by Landlord, and to any extensions, renewals, or replacements thereof; provided, that the mortgagee or beneficiary, as the case may be, shall agree, in exchange for the agreement of Tenant to attorn to such mortgagee or beneficiary, to recognize this Lease in the event of foreclosure if Tenant is not in default at such time. At the request of Landlord, Tenant shall promptly execute and deliver all instruments which may be appropriate to further secure and document such subordination.

17.2 Tenant's Certificate.       Tenant shall at any time and from time to time
                                 upon not less than twenty (20) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the Term hereof. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building.

17.3 Mortgagee Protection        Tenant agrees to give any mortgagees or deed of
     Clause.                     trust holders, by registered or certified mail,
                                 a copy of any notice of default served upon the Landlord, provided that prior to such notice
                                 Tenant has been notified in writing of the addresses of such mortgagees or deed of trust holders. Notwithstanding anything to the contrary in this Lease, the Landlord shall not be in default under any provision of this Lease unless written notice specifying such default is given to Landlord and to all persons who have an interest in all or part of the Building as mortgagee and/or deed of trust beneficiary, and the provisions of Section 15 have been complied with. Tenant further agrees as follows: (i) if Landlord fails to cure or commence the cure of such default within the time period allowed under Section 15, above, then a mortgagee or deed of trust beneficiary shall have an additional thirty (30) days within which to cure such default; and (ii) if such default cannot be cured within that time, then a mortgagee or deed of trust beneficiary shall have such additional time as may be necessary if within such additional thirty (30) days any mortgagee or deed of trust beneficiary has commenced and is diligently pursuing the remedies necessary to cure such default
                                 (including but not limited to commencement of foreclosure proceedings if necessary to affect such cure), in which event this Lease shall not be terminated if such remedies are being so diligently pursued.

18.  ACCESS BY LANDLORD.         Landlord or Landlord's employees, agents, and
                                 contractors shall have the right to enter the Leased Premises with reasonable notice to examine the same or to make such repairs, alterations, improvements or additions as
                                 Landlord may deem necessary or desirable. If
                                 Tenant is not personally present to permit entry and an entry is necessary, Landlord may in case of emergency forcibly enter the same, without rendering Landlord liable therefor.
                                 Nothing contained herein shall be construed to impose upon Landlord any duty of repair of the Leased Premises or Building except as otherwise specifically provided for herein.

19.  SURRENDER OR ABANDONMENT
     OF LEASED PREMISES.

19.1 Surrender of Possession.    Tenant shall promptly yield and deliver to
                                 Landlord possession of the Leased Premises at the expiration or prior termination of this Lease. Landlord may place and maintain a "For
                                 Rent" sign in conspicuous places on the Leased
                                 Premises for sixty (60) days prior to the expiration or prior termination of this Lease.

19.2 Holding Over.               Any holding over by Tenant after the expiration
                                 of the Term hereof, with Landlord's consent shall be construed to be a tenancy from month-to-month at the rents and on all of the terms and conditions set forth herein, to the extent not inconsistent with a month-to-month tenancy; provided, however, the Monthly Base
                                 Rent, at Landlord's discretion shall equal up to one hundred fifty percent (150%) of the Monthly Base Rent in effect immediately prior to such month-to-month tenancy.

19.3 Abandonment.                Should Tenant abandon the Leased Premises or be
                                 dispossessed by process of law or otherwise for more than five (5) business days, such abandonment, vacation or dispossession shall be deemed a breach of this Lease, and, in addition to any other rights which Landlord may have, Landlord may remove any personal property belonging to Tenant which remains on the Leased
                                 Premises and store the same, the cost of such removal and storage to be charged to the account of Tenant.

19.4 Voluntary Surrender.        The voluntary or other surrender of this Lease
                                 by Tenant, or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

20.  QUIET ENJOYMENT.            Tenant, upon fully complying with and promptly
                                 performing all of the terms, covenants and conditions of this Lease on its part to be performed, and upon the prompt and timely payment of all sums due hereunder, shall have and quietly enjoy the Leased Premises for the Term set forth herein as against any adverse claim of Landlord or any party claiming under Landlord.

21   AUTHORITY OF PARTIES.       If Tenant is a corporation, each individual
                                 executing this Lease on behalf of such
                                 corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of such corporation, that such action and execution is in accordance with the bylaws of such corporation, and that this Lease is binding upon such corporation in accordance with its terms. Tenant has designated the person named in Section 1.1 as Tenant's Representative. Landlord may rely on all communications and statements of the Tenant's Representative as the authorized communications and statements of Tenant. Tenant may notify Landlord that another individual is the Tenant's Representative and Landlord may rely on the communications and statements of such individual.

22.  SIGNS.                      Tenant shall not place or suffer to be placed
                                 on the exterior walls of the Leased Premises or upon the roof or any exterior door or wall or on the exterior or interior of any window thereof any sign, awning, canopy, marquee, advertising matter, decoration, letter or other thing of any kind (exclusive of the signs, if any, which may be provided for in the original construction or improvement plans and specifications approved by the Landlord or Tenant hereunder), without the prior written consent of Landlord.

23.  MISCELLANEOUS.

23.1 Tenant Defined.             The word "Tenant" as used herein shall mean
                                 each and every person, partnership or
                                 corporation who is mentioned as a Tenant herein or who executes this Lease as Tenant.

23.2 Broker's Commission.        Tenant represents and warrants that it has
                                 incurred no liabilities or claims for brokerage commissions or finder's fees in connection with the execution of this Lease and that it has not dealt with or has any knowledge of any real estate broker, agent or salesperson in connection with this Lease except the Broker whose name is set forth in Subsection 1.1.

                                 Tenant agrees to indemnify and hold Landlord harmless from all such liabilities or claims (including, without limitation, attorneys' fees).

23.3 Partial Invalidity.         If any term, covenant, or condition of this
                                 Lease or the application thereof to any person or circumstances is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

23.4 Recording.                  Tenant shall not record this Lease without the
                                 prior written consent of Landlord. However, upon the request of Landlord or Tenant, both parties shall execute a memorandum of "short form" of this Lease for the purposes of recordation in a form customarily used for such purposes. Said memorandum or short form of this Lease shall describe the parties, the Leased
                                 Premises and the Term and shall incorporate this Lease by reference.

23.5 Notices.                    Any notice required in accordance with any of
                                 the provisions herein if to Landlord shall be delivered or mailed by registered or certified mail to the address of Landlord as set forth by the signature of the Parties, or at such other place as Landlord may in writing from time to time direct to Tenant, and if to Tenant, shall be delivered or mailed by registered or certified mail to Tenant at the Leased Premises or at such other place as Tenant may in writing from time to time direct to Landlord. If there is more than one Tenant, any notice required or permitted hereunder may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof.

23.6 Waiver.                     The waiver by Landlord or Tenant of any term,
                                 covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Monthly Base Rent, additional rent or sum hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such sum.

23.7 Joint Obligation.           If there is more than one Tenant, the
                                 obligations hereunder imposed shall be joint and several.

23.8 Time.                       Time is of the essence of this Lease and each
                                 and all of its provisions in which performance is a factor.

23.9 Successors and Assigns.     All the terms, conditions, covenants and
                                 agreements of this Lease shall extend to and be binding upon Landlord, Tenant and their respective heirs, administrators, executors, successors and assigns, and upon any person or persons coming into ownership or possession of any interest in the Leased Premises by operation of law or otherwise, and shall be construed as covenants running with the land.

23.10 Prior Agreements.          This Lease contains all of the agreements of
                                 the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

23.11 Choice of Law.             This Lease shall be governed by the laws of the
                                 State of Oregon.

IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engg. & Net Imptn.

Address:  921 SW Washington,         Address:  730 Second Avenue South,
          Suite 100                            Ste 1200
          Portland, OR 97205                   Minneapolis MN 55402

  [STATE     MICHELE J. SPERENZA
   SEAL      Notary Public
    OF       Ramsey County-Minnesota
MINNESOTA]   My Commission Expires Jan. 31, 2000

STATE OF MINNESOTA )
                   ) SS
COUNTY OF HENNEPIN )

The forgoing instrument was acknowledged before me this 22 day of November, 1999, by Satish Tiwari, the Vice-President/Engineering and Network Implementation of ADVANCED TELECOMMUNICATIONS, INC., a Delaware corporation, on behalf of the corporation.

/s/            Michele J. Sperenza
------------------------------------------
Notary Public

STATE OF:  OREGON          }
                           } ss.
COUNTY OF:  Multnomah      }

I certify that I know or have satisfactory evidence that Douglas C. Rosen signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the Secretary of Alco Investment Company to be free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

[OREGON   OFFICIAL SEAL                     Dated:       11/23/99
STATE     JULIA A SPILKER                   Before me: /s/ Julia A. Spilker
SEAL]     NOTARY PUBLIC-OREGON              Notary Public for: Oregon
          COMMISSION NO. 317305             My commission expires 12/20/02
          COMMISSION EXPIRES DEC. 20, 2002




STATE OF: _________________________________________}
                                                   }  ss.
COUNTY OF:_________________________________________}

I certify that I know or have satisfactory evidence that ____________________________ signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the __________________________________________________________ of Advanced
Telecommunications, Inc. to be free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

                                            Dated: ____________________________
                                            Before me: ________________________
                                            Notary Public for _________________
                                            My commission expires:_____________

                                   EXHIBIT A

                                       TO

                              PITTOCK BLOCK LEASE

                         Legal Description of Building

Lots 1 through 8 inclusive, Block 215, CITY OF PORTLAND, in the City of Portland, County of Multnomah and State of Oregon.

                                      THE
                                    PITTOCK
                                     BLOCK

                                   EXHIBIT B

   [GRAPHIC OMITTED - FLOOR PLAN OF FOURTH FLOOR DESIGNATING LEASED PREMISES]

                                    Addendum
                                       To
                              Pittock Block Lease

                              Base Rent Escalation

     This Addendum to the Pittock Block Lease is entered into between the Landlord and Tenant executing this Addendum for the purpose of amending such Lease as provided herein.

     1. On the first anniversary of the Commencement Date and on each anniversary date thereafter during the Lease Term, (the "Escalation Dates"), the Base Rent shall be increased by the Percentage Increase, if any. The "Percentage Increase" shall mean the percentage increase, if any, in the United States Consumer Price Index (as revised), All Urban Consumers, All Items, West-A (Base:
1982-1984 = 100), as published or issued by the United States Department of Labor, Bureau of Labor Statistics (the "CPI Index"), computed from the Base Date to the Comparison Date, as defined below. The "Comparison Date" shall mean the date on which the most recent Index figure was published or issued prior to the subject Escalation Date. The "Base Date" shall mean the date on which the most recent Index figure was published prior to the Commencement Date. If the Comparison Date precedes the subject Escalation Date by more than four (4) calendar months, the CPI Index shall be deemed "no longer published or issued," and a substitute index or procedure shall be used as provided below. If at any time prior to the subject Escalation Date the Index is no longer published or issued, the parties shall use a substitute index, if available, or a substitute procedure, to determine the "Percentage Increase" which accurately reflects the increase in prices in a representative sample of consumer goods and services in major expenditure groups, such as food, housing, apparel, transportation, health and recreation, in the Portland, Oregon metropolitan area from the Base Date to the Comparison Date. If the parties are unable to agree, within thirty (30) days after demand of one (1) party on the selection of a substitute index or procedure to replace the CPI Index, or if there is a dispute with respect to the computation of any rental adjustment as herein provided, the selection or computation shall be made by arbitration pursuant to Section 2 of this Addendum.

     2. If any controversy, claim or dispute arises in connection with any provision of this Addendum which expressly provides for resolution thereof by arbitration pursuant to the terms of this Section 2, the same shall be submitted to arbitration at the offices of the American Arbitration Association ("AAA") in Portland, Oregon before a single arbitrator pursuant to the Commercial Arbitration Rules of the AAA. If the AAA is not then functioning, the arbitration shall be conducted in accordance with the requirements of O.R.S. 33.210-.340, and, if the parties are unable to agree upon an arbitrator within ten (10) days of one party's notice of demand for arbitration to the other, either party may petition the Presiding Judge of Multnomah County Circuit Court to appoint the arbitrator. The arbitrator appointed by the AAA or the Presiding Judge of Multnomah County Circuit Court shall be a person who has substantial experience in the Portland, Oregon area in the professional area which is at issue in the arbitration. Whether arbitration is conducted pursuant to the Commercial Arbitration Rules of the AAA or O.R.S. 33.210-.340, the arbitrator shall endeavor to promptly conduct and conclude the arbitration hearing within sixty (60) days of his appointment. The arbitrator shall render his decision within twenty (20) days of the conclusion of the arbitration hearing. The decision of the arbitrator shall be final and binding upon the parties and shall constitute a final adjudication of all matters submitted to arbitration. A judgment on the arbitrator's award may be entered in Multnomah County Circuit court and enforced as if the award were a judgment of such court.

     3. Except as expressly provided herein, all other provisions of the Lease and the Exhibits and Addenda thereto shall remain as set forth therein. In the event of a conflict between this Addendum and the Lease proper, the provisions of this Addendum shall prevail.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engg. & Net Imptn.

                                    Addendum
                                       To
                              Pittock Block Lease

                            Market Rental Adjustment

     This Addendum to the Pittock Block Lease is entered into between the Landlord and Tenant executing this Addendum for the purpose of amending such Lease as provided herein.

     At the beginning of the sixth year of the Lease Term the Monthly Base Rent for the Leased Premises shall be adjusted to the then Market Rental of the Building. The Market Rental shall be specified by the Landlord sixty (60) days in advance of the adjustment date and shall be the then current monthly rental rate being offered by Landlord to other telecommunication companies in the Building. In no event shall the Market Rental be less than the Base Rent established by Landlord in its most recent lease agreement prior to the adjustment date with a third party telecommunications tenant in the Building.

     If the parties are still in disagreement twenty (20) days after delivery of such notice from Landlord to Tenant, Landlord and Tenant shall immediately choose an M.A.I. appraiser who shall determine the Market Rental for the Premises as provided herein. If Landlord and Tenant are unable to agree on the selection of an appraiser, either party may petition the Presiding Judge of Multnomah County Circuit Court who shall select the appraiser. Until the Market Rental is determined as provided herein, the Tenant shall pay Base Rent based on the Market Rental specified by the Landlord, and if the Market Rental is subsequently determined to be different than the Market Rental specified by the Landlord, the Landlord or Tenant, as the case may be, shall reimburse the other for such difference.

     2. Except as expressly provided herein, all other provisions of the Lease and the Exhibits and Addenda thereto, shall remain as set forth therein. In the event of a conflict between this Addendum and the Lease proper, the provisions of the Addendum shall prevail.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engg. & Net Imptn.

                                    Addendum
                                       To
                              Pittock Block Lease

                          Cooling Tower Connection Fee

     This Addendum to the Pittock Block Lease is entered into between the Landlord and Tenant executing this Addendum for the purpose of amending such Lease as provided herein.

     Tenant shall have the right and hereby agrees to connect forty-five (45) tons of capacity to Landlord's common cooling tower system to serve Tenant's air conditioning equipment in the Leased Premises subject to the following provisions:

          1. The one time connection fee is forty-five thousand dollars ($45,000.00), payable to Landlord within 30 days of the connection or within six months of the Commencement Date of the Lease Term, whichever occurs first.

          2. In addition to the connection fee, all engineering, permits and installation costs shall be at Tenant's expense. Tenant shall not make any connection to Landlord's common cooling tower system without Landlord's prior written approval of engineering and installation specifications, which consent is subject to such conditions and building standards as Landlord deems reasonably appropriate.

          3. In addition to Monthly Base Rent, Other Charges and all other amounts due from Tenant under this Lease, Tenant shall pay its pro rata share of all costs and expenses associated with the cooling tower system, including but not limited to chemical treatment, maintenance, repair and replacement expenses. Tenant's pro rata share for purposes of this section shall be based on the connected load of Tenant compared to the total connected capacity of the cooling tower system. Payment must be made within ten days of receipt of invoice.

Except as expressly provided herein, all other provisions of the Lease and the Exhibits and Addenda thereto, shall remain as set forth therein. In the event of a conflict between this Addendum and the Lease proper, the provisions of the Addendum shall prevail.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engg. & Net Imptn.

                                    Addendum
                                       To
                              Pittock Block Lease

                       Primary Electrical Connection Fee

     This Addendum to the Pittock Block Lease is entered into between the Landlord and Tenant executing this Addendum for the purpose of amending such Lease as provided herein.

     Tenant shall have the right and hereby agrees to connect 600 amps at 480 volt electrical service capacity to Landlord's common system, subject to the following provisions:

          1. The one time connection fee one hundred thirty-five thousand dollars ($135,000.00), payable to Landlord within 30 days of the connection or within six months of the Commencement Date of the Lease Term, whichever occurs first.

          2. In addition to the connection fee, all engineering, permits, installation and connection costs shall be at Tenant's expense. Tenant shall not make any connection to Landlord's common electrical system without Landlord's prior written approval of engineering and installation specifications, which consent is subject to such conditions and building standards as Landlord deems appropriate.

          3. In addition to Monthly Base Rent, Other Charges and all other amounts due from Tenant under this Lease, Tenant shall pay its pro rata share of all costs and expenses associated with the electrical system, including but not limited to maintenance, repair and replacement expenses. Tenant's pro rata share for purposes of this section shall be based on the connected load of Tenant compared to the total connected capacity of the electrical system. Payment must be made within ten days of receipt of invoice.

     Except as expressly provided herein, all other provisions of the Lease and the Exhibits and Addenda thereto, shall remain as set forth therein. In the event of a conflict between this Addendum and the Lease proper, the provisions of the Addendum shall prevail.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engg. & Net Imptn.

                                    Addendum
                                       To
                              Pittock Block Lease

                       Emergency Generator Connection Fee

     This Addendum to the Pittock Block Lease is entered into between the Landlord and Tenant executing this Addendum for the purpose of amending such Lease as provided herein.

     Tenant shall have the right and hereby agrees to connect 400 amps at 480 volt three phase emergency generator service capacity to Landlord's common system, subject to the following provisions:

     1. The one time connection fee is four hundred thousand dollars ($400,000.00). Tenant has elected to make an initial payment of one hundred two thousand, five hundred dollars ($102,500.00) at the time of connection which the parties agree with occur on July 1, 2000. The remaining balance of the connection fee is two hundred ninety-seven thousand, five hundred dollars ($297,500.00) and shall be fully amortized over forty-two (42) months at the annualized interest rate of ten percent (10.0%). Therefore, in addition to the initial connection fee of one hundred two thousand, five hundred dollars ($102,500.00), the Monthly Base Rent and all other amounts due under the Lease, Tenant shall pay as additional Monthly Base Rent the amount of six thousand, eight hundred sixty-four dollars ($6,864.00) per month commencing on July 1, 2000 and continuing each month thereafter until December 1, 2003.

     2. In addition to the connection fee, all engineering, permits, installation and connection costs shall be at Tenant's expense. Tenant shall not make any connection to Landlord's common emergency generator system without Landlord's prior written approval of engineering and installation specifications, which consent is subject to such conditions and building standards as Landlord deems reasonably appropriate.

     3. In addition to Monthly Base Rent, Other Charges and all other amounts due from Tenant under this Lease, Tenant shall pay its pro rata share of all costs and expenses associated with the emergency generator system, including but not limited to maintenance, repair and replacement expenses. Tenant's pro rata share for purposes of this section shall be based on the connected load of Tenant compared to the total connected capacity of the emergency generator system. Payment must be made within 30 days of receipt of invoice.

     Except as expressly provided herein, all other provisions of the Lease and the Exhibits and Addenda thereto, shall remain as set forth therein. In the event of a conflict between this Addendum and the Lease proper, the provisions of the Addendum shall prevail.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engineering &
                                        Network Implementation

                                    Addendum
                                       To
                              Pittock Block Lease

                               Connectivity Right

This Addendum to the Pittock Block Lease is entered into between the Landlord and Tenant executing this Addendum for the purpose of amending such Lease as provided herein.

     1. Cross Connect Facility. Tenant shall have the right to share usage of Landlord's common telecommunication Cross Connect Facility ("CCF') only in accordance with the following provisions:

               a. All cabling shall be provided by Tenant at Tenant's expense. Landlord shall supervise the maintenance and use of the CCF.

               b. Tenant shall abide by the regulations, specifications and standards established by Landlord from time to time governing the use of the CCF.

               c. Tenant shall pay cross connect fees to Landlord pursuant to the following schedule:

                                                 Copper CCF  Fiber CCF
                                                 ----------  --------
                 One time entry fee:             $1000.00    $1000.00
                 One time per panel fee:           375.00      200.00
                 Monthly per panel fee:             75.00      100.00

                 (1) The above fees are based on Landlord's current building standard equipment schedule with the following cross connect capacities:

                             DS1 cross connect panels are 56 position
                             DS3 cross connect panels are 24 position
                             Fiber cross connect panels are 6 fiber

                 In the event Landlord changes the building standard equipment specification, the monthly panel fee shall be modified, if necessary, to maintain the same fee per position.

               d. Cross connect fees shall be adjusted to Landlord's then rates in the Building at the beginning of the sixth year of the Lease Term and at each renewal option period, but shall in no event be less than the greater of (i) the amounts set forth above, or (ii) the amounts determined in any previous adjustment.

     2. Cabling Right of Way. Landlord gives Tenant the right of way to install cable from the Leased Premises to the Cross Connect Facility subject to the following provisions:

          a. Such installation is at Tenant's expense and subject to the regulations, specifications and standards established by Landlord.

          b. Such installation must be coordinated with and approved by the Pittock Block Building engineer.

          c. Tenant shall pay its pro rata share of common conduit attachment structures or pathway improvements provided by Landlord.

3. Direct Tenant to Tenant Connection Not Allowed. Tenant is not allowed to make or accept direct connections to other telecommunication, internet and present or future equivalent tenants' Leased Premises within the Building. All connections between telecommunications tenants within the Building must occur in the CCF as defined above.

Page Two
Connectivity Right Addendum

Except as expressly provided herein, all other provisions of the Lease and the Exhibits and other Addenda thereto shall remain as set forth therein. In the event of a conflict between this Addendum and the Lease proper, the provisions of this Addendum shall prevail.

LANDLORD:                            TENANT:
--------                             --------

ALCO INVESTMENT COMPANY              ADVANCED TELECOMMUNICATIONS, INC.

By:  /s/ Douglas C. Rosen            By:  /s/ Satish C. Timari
   ------------------------------       ------------------------------
   Douglas C. Rosen                     (Print Name)  Satish C. Timari
   Its Secretary                        Its Vice President, Engineering &
                                        Network Implementation

                                    ADDENDUM
                                       TO
                              PITTOCK BLOCK LEASE

                             RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be posted or affixed on or to any part of the outside of the Building or the Premises without the prior written consent of Landlord, and Landlord shall have the right to remove any sign, placard, picture, advertisement, name or notice posted in violation of this rule, without notice to and at the expense of Tenant.

2. The directory of the Building will be provided exclusively for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom. Landlord reserves the right to restrict the amount of directory space utilized by any Tenant.

3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any Tenant or used for any purpose other than for ingress and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants. No Tenant and no employees, invitees or licensees of any Tenant shall enter the mechanical rooms, electrical closets, janitorial closets, or similar area or go upon the roof of the Building without the prior written consent of the Landlord.

4. The Landlord shall designate appropriate entrances and a "freight" elevator for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture and other bulky or heavy articles, and Tenant shall not use any other entrances or elevators for such purposes. The freight elevator shall be available for use by Tenants in the building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. All means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. All floors must be properly protected including hallway, lobby and elevator carpet. Landlord will not be responsible for loss of or damage to any property during movement into or out of the Building or Premises, and all damage to the Building during the course of moving any article of Tenant's property shall be repaired at the expense of Tenant. Tenant shall move all freight, supplies, furniture, fixtures and other personal property only at such times as may be designed by Landlord. Unattended vehicles will be towed at the owner's expense.

5. Tenant shall not place or keep furniture or other items on the terraces or roof of the Building without first obtaining the written approval of the Landlord. Tenant shall not place any item of any nature on any window sill.

6. Landlord reserves the right to exclude from the building between the hours of 5:30 p.m. and 7:00 a.m. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present identification acceptable to Landlord. Each Tenant shall provide Landlord with a list of all persons authorized by Tenant to enter its Premises and shall be liable to Landlord for any loss or injury to the property of the Landlord or other tenants caused by such persons. Landlord shall in no case be liable to anyone for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

7. The restrooms and the fixtures and equipment contained therein shall not be used for any purpose other than that for which they were constructed. Restroom fixtures shall not be used for the disposal of foreign substances (e.g. coffee grounds) and the expense of any breakage, stoppage or damage resulting from violation of this rule shall be borne by the responsible Tenant.

8. Except with the prior written consent of Landlord, no person other than those employed by Landlord shall be permitted to enter the Building for the purpose of cleaning the same or providing janitorial services. Tenant shall exercise due care to preserve the good order and cleanliness of the Premises.

9. Tenant shall not permit the Premises to be occupied or used in a manner offensive or objectionable to the other occupants of the building, persons having business therein, or the occupants of neighboring buildings. Specifically, tenants shall not use, keep or permit to be used or kept any noxious gas or odorous substance in the Premises. Tenant shall not allow any animals of any kind to be brought into or kept in or about the Premises of the Building. Tenant shall not make or permit to be made any loud or disturbing noises, whether by any musical instrument, radio, phonograph, appliance, or in any other way. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls or windows of the Building.

10. Tenants shall not use or keep in the Premises or the Building any kerosene, gasoline, combustible fluid, toxic chemical, radioactive substance or other dangerous material.

11. Tenant shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

12. All keys to offices, rooms and restrooms shall be obtained from Landlord's building management office. Tenant shall not duplicate keys or have keys made. Tenant, upon termination of the tenancy, shall deliver to the Landlord all keys which shall have been furnished to Tenant by the Landlord. In the event that Tenant or Tenant's employees or visitors lose a key, Tenant shall pay Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

13. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to any floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or of removing any floor coverings affixed in violation of this rule shall be borne by the Tenant.

14. Before leaving the Building, Tenant and Tenant's employees shall (1) see that the doors of the Premises are closed and securely locked; (2) shut off all water faucets and water-using appliances so as to prevent waste or damage. Tenant shall indemnify the Landlord and other tenants for any injuries sustained by any of them as a result of any violation of this rule.

15. Landlord reserves the right to exclude or expel from the Building any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

16. The requirements of Tenant will be attended to only upon application at the Building management office. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instruction from the Landlord.

17. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

18. Without the prior written consent of Landlord, Tenant shall not use the name of the Building to promote or advertise the business of Tenant except as Tenant's address.

19. Tenant agrees to comply with all fire and security regulations that may be issued from time to time by Landlord. Tenant shall also provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to fire or security regulations.

20. Tenant shall not utilize electrical extension cords unless such cords are equipped with a built in circuit breaker.

21. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hanging or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. Such window coverings as the Landlord does approve shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

22. Except with the prior written consent of Landlord, Tenant shall not sell any retail merchandise in or on the Premises, including but not limited to the sale to the public of newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise. Tenant shall not carry on or permit any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of other occupants in the Building, nor shall the Premises of Tenant be used for manufacturing of any kind, for lodging of any kind, or for any business or activity other than that specified in the Tenant's Lease Agreement.

23. Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the hallways or left for disposal by the Landlord. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

24. Tenant shall not mark, paint, drive nails or drill into, cut, string wires within, or in any way deface any part of the Building or the Premises, without the prior written consent of Landlord and as Landlord may direct. Should Landlord grant approval, Tenant agrees to assume full responsibility and warrants that Tenant's contractor will strictly abide by Landlord's guidelines for work contracted directly by Tenant. Upon removal of any and all decorations or installations of floor covering by Tenant, any damage to walls or floor shall be repaired by Tenant at Tenant's sole cost and expense. This paragraph shall apply to all work performed in the Building, including without limitation installation of telephone or computer equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Building. Plans and specifications for such work, prepared at Tenant's sole expense, shall be submitted to Landlord and shall be subject to Landlord's prior written approval in each instance before the commencement of work. All installations, alterations, and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of materials shall be used in connection therewith. Tenant shall obtain any and all necessary or required permits for any such work at its sole cost and expense.

25. Landlord reserves the right to rescind, alter or waive, by written notice to Tenant, any rule or regulation prescribed for the Building when, in Landlord's judgement, it is necessary, desirable or proper to take such action in the best interest of the Building and its tenants. The waiver of a rule or regulation for the benefit of a particular tenant or tenants shall not be construed as a waiver of such rule or regulation in favor of any other tenant or tenants, nor shall any such waiver prevent Landlord from thereafter enforcing the rules or regulation in question against any or all tenants of the building.

26. These Rules and Regulations supplement and shall not be construed to modify or amend the provisions of the Lease Agreement or other agreement between Landlord and Tenant. In the event of any conflict between these Rules and Regulations and the Lease Agreement and any agreement executed by Landlord and Tenant, the Lease Agreement shall prevail.

27. Smoking of any kind is prohibited in all common areas within the Building including but not limited to the lobby, hallways, passageways, exits, entrances, elevators, stairways, restrooms and within thirty (30) feet of exterior Building entryways. Cigar and pipe smoking is prohibited throughout the entire Building.